AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

American Equity Life Annuity Account
Supplement Dated January 21, 2004
to the
Prospectus For
Individual Flexible Premium Deferred Variable
Annuity Contract
(Dated May 1, 2003)

This supplement describes certain information about the individual flexible premium deferred variable annuity contract (the "Contract") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Contract prospectus for future reference.

Effective May 1, 2004, the T. Rowe Price Mid-Cap Growth
Subaccount ("MCG Subaccount") will not be available for investment (allocation of premium payments and transfers) under Contracts issued on or after that date. The MCG
Subaccount will continue to be available for investment to an Owner whose Contract is issued on or before April 30, 2004 ("Existing Owner"). Existing Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared
Interest Option to the MCG Subaccount. Existing Owners may also continue to make transfers from the MCG
Subaccount to the other Subaccounts and the Declared
Interest Option.